Supplement to the
Fidelity® Four-In-One Index Fund
April 27, 2004
Prospectus

The following information replaces the biographical information for William Eigen found in the "Fund Management" section on page 25.

Derek Young is lead co-manager of Four-in-One Index Fund, which he has managed since August 2005. He also manages other Fidelity funds. Since joining Fidelity Investments in 1996, Mr. Young has worked as director of Risk Management, senior vice president of Strategic Services and portfolio manager.

Christopher Sharpe is lead co-manager of Four-in-One Index Fund, which he has managed since August 2005. He also manages other Fidelity funds. Prior to joining Fidelity Investments as an asset allocation director in 2002, Mr. Sharpe was an associate investment policy officer for John Hancock Financial Services, Inc. in Boston. From 1990 to 2000, he was with William M. Mercer, Inc. in Boston.

IDV-05-01 August 8, 2005
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